American Airlines, Inc.
6-1162-CLO-1048  Page 3

6-1162-CLO-1048

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Texas 75261-9616

Subject:                      Final Matters

Reference:	(a)	Purchase Agreement No. 3219 (the Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 787-923 aircraft (the Aircraft)
(b)	Letter Agreement No. 6-1162-CLO-0664 entitled Aircraft Purchase Rights and Substitution Rights

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.           Introduction.

The delivery schedule for the Aircraft is uncertain due to the current labor strike by the International Association of Machinists (the IAM) and the upcoming labor negotiations with the Society of Professional Engineering Employees in Aerospace (SPEEA).  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.           Revised Delivery Schedule [CONFIDENTIAL PORTION OMITTED
AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.           Airframe and Engine [CONFIDENTIAL PORTION OMITTED AND
FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.           Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

P.A. No. 3219
Final Matters Rev.: 04/03/08
BOEING PROPRIETARY

American Airlines, Inc.
6-1162-CLO-1048  Page 3

5           Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:                                , 2008

AMERICAN AIRLINES, INC.

By

Its

P.A. No. 3219
Final Matters Rev.: 04/03/08
BOEING PROPRIETARY